UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Atea Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Atea Pharmaceuticals, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 18, 2021

9:00 a.m. (Eastern time)

ATEA PHARMACEUTICALS, INC.

125 SUMMER STREET, 16TH FLOOR

BOSTON, MASSACHUSETTS 02110

April 29, 2021

To Our Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Atea Pharmaceuticals, Inc. at 9:00 a.m. Eastern time, on Friday, June 18, 2021. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast held at: www.virtualshareholdermeeting.com/AVIR2021.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Jean-Pierre Sommadossi, Ph.D.

Founder, Chairman, President and Chief Executive Officer

ATEA PHARMACEUTICALS, INC.

125 SUMMER STREET, 16TH FLOOR

BOSTON, MASSACHUSETTS 02110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FRIDAY, JUNE 18, 2021

The Annual Meeting of Stockholders (the “Annual Meeting”) of Atea Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m. Eastern time on Friday, June 18, 2021. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions and vote during the meeting by visiting www.virtualshareholdermeeting.com/AVIR2021 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

•

To elect Jean-Pierre Sommadossi, Ph.D. and Franklin Berger as Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 23, 2021 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder virtually for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to contactus@ateapharma.com stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Andrea Corcoran

Chief Financial Officer, Executive Vice President, Legal and Secretary

Boston, Massachusetts

April 29, 2021

ATEA PHARMACEUTICALS, INC.

125 SUMMER STREET, 16TH FLOOR

BOSTON, MASSACHUSETTS 02110

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Atea Pharmaceuticals, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, June 18, 2021 (the “Annual Meeting”), at 9:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions and vote during the meeting by visiting www.virtualshareholdermeeting.com/AVIR2021 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our common stock, $0.001 par value per share, as of the close of business on April 23, 2021 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 82,736,937 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2020 (the “2020 Annual Report”) will be released on or about May 3, 2021 to our stockholders as of the Record Date.

In this proxy statement, “Atea”, “Company”, “we”, “us”, and “our” refer to Atea Pharmaceuticals, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 18, 2021

This Proxy Statement and our 2020 Annual Report to Stockholders are available at http://www.proxyvote.com/. To view these materials please have your 16-digit control number(s) available that is included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. On this website, you can also elect to receive distributions of our proxy statements and annual reports to stockholders for future annual meetings by electronic delivery. For specific instructions on making such an election, please refer to the instructions on your proxy card or voting instruction form.

Proposals

At the Annual Meeting, our stockholders will be asked:

•

To elect Jean-Pierre Sommadossi, Ph.D. and Franklin Berger as Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. You may also vote your shares online at the Annual Meeting. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:

•	FOR the election of Jean-Pierre Sommadossi, Ph.D. and Franklin Berger as Class I Directors; and

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Atea’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Atea is making this proxy statement and its 2020 Annual Report available to its stockholders electronically via the Internet. On or about May 3, 2021, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2020 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2020 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 23, 2021. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 82,736,937 shares of common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. If you are a record holder, your set of Proxy Materials has been sent to you directly by us.

Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf. Proxy Materials has been forwarded to you by that organization if your shares are held in “street name.”

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/AVIR2021 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

Atea has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are an Atea stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/AVIR2021. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you may visit www.virtualshareholdermeeting.com/AVIR2021 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. The meeting webcast will begin promptly at 9:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Eastern time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•

Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 17, 2021. Mailed proxy cards must be received by June 17, 2021 in order to be counted at the Annual Meeting. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are held in “street name,” you may visit www.virtualshareholdermeeting.com/AVIR2021 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

What if I lose my 16-digit control number?

If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of Atea prior to the Annual Meeting; or

•	by voting online during the Annual Meeting by going to www.virtualshareholdermeeting.com/AVIR2021.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote during the Annual Meeting by obtaining your 16-digit control number from your bank or broker or otherwise voting through your bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions and vote by visiting www.virtualshareholdermeeting.com/AVIR2021 by following the instructions above. Additionally, as part of our effort to maintain a safe and healthy environment for our stockholders, directors and members of management who wish to attend the Annual Meeting, in light of the ongoing COVID-19 pandemic, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We encourage shareholders to log into the virtual Annual Meeting at least 15 minutes prior to the start of the Annual Meeting to test their Internet connectivity. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/AVIR2021.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, for up to fifteen minutes following the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to one question in order to allow us to answer questions from as many stockholders as possible. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Questions and answers may be grouped by topic, and we may group substantially similar questions together and answer them once. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of KPMG as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of KPMG.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of KPMG as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

Who is paying for this proxy solicitation?

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, two (2) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2024 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have seven (7) directors on our Board, including three (3) Class I Directors. Our current Class I Directors are Jean-Pierre Sommadossi, Ph.D., Andrew Hack, M.D., Ph.D. and Franklin Berger. Isaac Cheng, M.D., resigned from our Board on April 15, 2021. The Board has nominated two (2) director candidates for election as Class I Directors at the Annual Meeting: Jean-Pierre Sommadossi, Ph.D. and Franklin Berger. Andrew Hack has not been nominated for re-election at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2024 Annual Meeting of Stockholders; Class II, whose term will expire at the 2022 Annual Meeting of Stockholders and whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2023 Annual Meeting of Stockholders and whose subsequent term will expire at the 2026 Annual Meeting of Stockholders. The current Class I Directors are Jean-Pierre Sommadossi, Ph.D., Andrew Hack, M.D., Ph.D. and Franklin Berger; the current Class II Directors are Bruce Polsky, M.D., Bruno Lucidi and Polly A. Murphy, D.V.M., Ph.D., M.B.A.; and the current Class III Director is Barbara Duncan.

Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a Class I Director of the person whose name and biography appears below. In the event that either of Dr. Sommadossi or Mr. Berger should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that either of Dr. Sommadossi or Mr. Berger will be unable to serve if elected. Each of Dr. Sommadossi and Mr. Berger has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.

Nominees For Class I Director (terms to expire at the 2024 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Atea
Jean-Pierre Sommadossi, Ph.D.	65	2012	Founder, President, Chairman and Chief Executive Officer
Franklin Berger	71	2019	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the Annual Meeting are as follows:

Jean-Pierre Sommadossi, Ph.D.

Jean-Pierre Sommadossi, Ph.D., is the founder of our company and has served as our President and Chief Executive Officer and as Chairman of our Board since July 2012. Prior to that, he co-founded and held several roles at Idenix Pharmaceuticals, Inc., a biopharmaceutical company, from 1998 to 2010, including Principal Founder and Chief Executive Officer and Chairman. Dr. Sommadossi also co-founded Pharmasset, Inc., a biopharmaceutical company, in 1998. Dr. Sommadossi has also served on the board of directors of ABG Acquisition Corporation since February 2021 and as the Chairman of the board of directors of Kezar Life Sciences, Inc., a biopharmaceutical company, since June 2015. Dr. Sommadossi has also served on the boards of various private companies, including as Chairman of the board of directors of Panchrest, Inc., a marketing authorized representative in healthcare, since 2013, as Chairman of the board of directors of Biothea Pharma, Inc., a biotechnology company since 2015, as a member of the board of directors of The BioExec Institute since 2004 and as a member of the Harvard Medical School Discovery Council since 2010. Previously, Dr. Sommadossi served as Vice Chair of the board of directors of Rafael Pharmaceuticals, Inc., a biopharmaceutical company, from October 2016 to November 2020, and as Chair of the board of directors of PegaOne, Inc., a biopharmaceutical company, from September 2020 to January 2021. Dr. Sommadossi received his Ph.D. and Pharm.D. degrees from the University of Marseilles in France. We believe that Dr. Sommadossi’s extensive scientific, operational, strategic and management experience in the biotech industry qualifies him to serve on our Board.

Franklin Berger

Franklin Berger has served as a member of our Board since September 2019. Mr. Berger has served as Founder and Managing Director at FMB Research LLC, a consulting firm, since June 2005. From January 2007 to June 2008, Mr. Berger worked at Sectoral Asset Management Inc., an investment management firm, as a founder of the small-cap focused NEMO Fund. Prior to that, he served at J.P. Morgan Securities, a securities brokerage company, most recently as Managing Director, Equity Research and Senior Biotechnology Analyst and served in similar capacities at investment banking firms Salomon Smith Barney and Josephthal & Co. Mr. Berger also has served on the board of directors of BELLUS Health, Inc. since May 2010, ESSA Pharma Inc. since March 2015, Kezar Life Sciences, Inc. since January 2016, Atreca Inc. since October 2014 and Rain Therapeutics Inc. since May 2020. Mr. Berger previously served on the board of directors of Tocagen, Inc. from October 2014 to December 2020, the board of directors of Proteostasis Therapeutics, Inc. from February 2016 to December 2020 and the board of directors from Five Prime Therapeutics from October 214 to April 2021. Mr. Berger received his B.A. and M.A. from Johns Hopkins University and his M.B.A. from Harvard Business School. We believe that Mr. Berger’s financial background and experience as an equity analyst in the biotechnology industry combined with his experience serving on the boards of directors of multiple public companies qualifies him to serve on our Board.

Continuing members of the Board of Directors:

Class II Directors (terms to expire at the 2022 Annual Meeting)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Atea
Bruce Polsky, M.D.	67	2014	Director
Bruno Lucidi	61	2014	Director
Polly A. Murphy, D.V.M., Ph.D., M.B.A.	56	2020	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Bruce Polsky, M.D.

Bruce Polsky, M.D., has served as a member of our Board since November 2014. Dr. Polsky is the chair of the Department of Medicine at NYU Langone Hospital—Long Island in Mineola, New York, where he has practiced since 2015. He also serves as professor and Chair of the Department of Medicine at NYU Long Island School of Medicine and as an Associate Dean at NYU Long Island School of Medicine. Dr. Polsky is a leading clinical virologist who played an active role in clinical investigations of HIV/AIDS, hepatitis B virus, hepatitis C virus and other viral infections. From 1998 to 2015, Dr. Polsky was at Mount Sinai St. Luke’s and Mount Sinai Roosevelt Hospitals, where he served as Chair of the Department of Medicine and as Chief of the Division of Infectious Diseases, among other positions. Dr. Polsky received his M.D. from Wayne State University. We believe Dr. Polsky is qualified to serve on our Board due to his extensive clinical experience in the life sciences industry.

Bruno Lucidi

Bruno Lucidi has served as a member of our Board since September 2014. Mr. Lucidi currently serves as an independent consultant to biotechnology companies since July 2013.    From January 2017 to June 2020, Mr. Lucidi service as a Life Sciences Expert at Wallonia Trade and Foreign Investment Agency, an economic development agency. From October 2017 to September 2019, Mr. Lucidi was Chief Executive Officer at AgenTus Therapeutics, a pre-clinical stage biopharmaceutical company. Mr Lucidi has more than 35 years of experience in the pharmaceutical industry. He held Senior Executive positions at Bristol-Myers Squibb, Johnson and Johnson and GSK and he has been CEO and Chairman of the board of several biopharmaceutical companies in Europe and in the United States. Mr. Lucidi was trained in Oncology at the Gustave Roussy Institute, Villejuif, France, in Marketing and Strategic Management of Companies at the Ecole Superieure de Commerce, Paris, France, and in Finance, Merger and Acquisitions at the Investment Banking Institute in New York. We believe Mr. Lucidi is qualified to serve on our Board due to his extensive experience in the life sciences industry.

Polly A. Murphy, D.V.M., Ph.D., M.B.A.

Polly A. Murphy, D.V.M., Ph.D., M.B.A. has served as a member of our Board since August 2020. Dr. Murphy has served as Chief Business Officer at UroGen Pharma, Inc., a biopharmaceutical company, since August 2020. From September 2008 to August 2020, Dr. Murphy served at Pfizer, Inc. in various leadership roles, including as Vice President and Head of Commercial Development Pfizer Oncology Business Unit from January 2019 to August 2020, Vice President and Head of Global Marketing and Commercial Development, Pfizer Oncology Business Unit from June 2017 to December 2018 and as Vice President and Head of Strategy and Business Development for Pfizer China from November 2013 to May 2017. Dr. Murphy received her D.V.M. and Ph.D. from Iowa State University and her Master of Business Administration from Nova Southeastern University. We believe Dr. Murphy is qualified to serve on our Board due to her experience in the pharmaceutical industry in business development and commercialization.

Class III Directors (terms to expire at the 2023 Annual Meeting)

The current member of the Board of Directors who is a Class III Director is as follows:

Name	Age	Served as a Director Since	Position with Atea
Barbara Duncan.	56	2020	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Barbara Duncan

Barbara Duncan has served as a member of our Board since October 2020. Ms. Duncan served at Intercept Pharmaceuticals, Inc., a biopharmaceutical company, as Chief Financial Officer and Treasurer from May 2009 to June 2016. Ms. Duncan has served as Chair of the board of directors of Fusion Pharmaceuticals Inc. since November 2020, on the board of directors of Jounce Therapeutics, Inc. since June 2016, Adaptimmune Therapeutics plc since June 2016, ObsEva S.A. since November 2016, and Ovid Therapeutics, Inc. since June 2017. Previously, Ms. Duncan served on the boards of directors of Immunomedics, Inc. from March 2019 to October 2020, Innoviva, Inc., from November 2016 through April 2018 and Aevi Genomic Medicine, Inc., from June 2015 through January 2020. Ms. Duncan received her B.A. from Louisiana State University and her M.B.A. from the Wharton School, University of Pennsylvania. We believe Ms. Duncan is qualified to serve on our Board due to her experience in the biotechnology industry and with public companies.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of KPMG is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

KPMG also served as our independent registered public accounting firm for the fiscal year ended December 31, 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of KPMG is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of KPMG is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2022. Even if the appointment of KPMG is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KPMG, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed Atea Pharmaceuticals, Inc.’s audited financial statements for the fiscal year ended December 31, 2020 and has discussed these financial statements with management and Atea Pharmaceuticals, Inc.’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, Atea Pharmaceuticals, Inc.’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and Securities and Exchange Commission.

Atea Pharmaceuticals, Inc.’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and Atea Pharmaceuticals, Inc., including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Atea Pharmaceuticals, Inc.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Atea Pharmaceuticals, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Barbara Duncan (Chair)

Franklin Berger

Andrew Hack, M.D., Ph.D.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of KPMG, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2020	2019
Audit Fees	$1,482,999	$275,000
Audit-Related Fees	—	—
Tax Fees	12,000	—
All Other Fees	1,780	1,780

Total Fees	$1,496,779	$276,780

Audit Fees

Audit fees for the fiscal year ended December 31, 2020 include fees for the audit of our consolidated financial statements, the review of unaudited interim financial statements included in our quarterly report on Form 10-Q and assurance services associated with our SEC registration statements in connection with our initial public offering. Audit fees for the fiscal year ended December 31, 2019 include fees for the audit of our consolidated financial statements.

Tax Fees

Tax fees for the fiscal years ended December 31, 2020 and December 31, 2019 consist of fees for tax consulting services relating to the preparation of change of ownership analyses.

All Other Fees

All other fees for the fiscal years ended December 31, 2020 and December 31, 2019 consist of fees for annual license fees for use of accounting research software.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage KPMG to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by KPMG has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by KPMG without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Jean-Pierre Sommadossi, Ph.D. (1)	65	President, Chief Executive Officer and Chairman of the Board
Andrea Corcoran (2)	58	Chief Financial Officer, Executive Vice President, Legal and Secretary
Janet Hammond, M.D., Ph.D. (3)	61	Chief Development Officer
Maria Arantxa Horga, M.D. (4)	52	Chief Medical Officer
John Vavricka (5)	57	Chief Commercial Officer
Wayne Foster (6)	52	Senior Vice President, Finance and Administration

(1)	See biography on page 9 of this proxy statement.
(2)

Andrea Corcoran has served as our Chief Financial Officer since October 2020, our Secretary since September 2014 and our Executive Vice President, Legal since December 2013. Ms. Corcoran also served as Executive Vice President, Administration from September 2014 to October 2020. Prior to joining us, Ms. Corcoran served as Senior Vice President, Strategy and Finance at iBio, Inc., a biotechnology company, from 2011 to 2012, as General Counsel and Secretary at Tolerx, Inc., a biopharmaceutical company, from 2007 to 2011, and as Executive Vice President of Idenix Pharmaceuticals, Inc. from 1998 to 2007. Ms. Corcoran received her J.D. from Boston College Law School and her B.S. from Providence College.

(3)

Janet Hammond, M.D., Ph.D. has served as our Chief Development Officer since August 2020. Prior to joining us, Dr. Hammond served at AbbVie, Inc., a biopharmaceutical company, from November 2016 to August 2020 as Vice President and Therapeutic Area Head for General Medicine and Infectious Disease Development and at F. Hoffmann-La Roche from March 2011 to November 2016 as Senior Vice President, Global Head of Infectious Diseases and Head of Pharmaceutical Research and Early Development China. Dr. Hammond received her M.D. and Ph.D. from the University of Cape Town, South Africa, and her Sc.M. in Clinical Investigation from Johns Hopkins University School of Hygiene and Public Health.

(4)

Maria Arantxa Horga, M.D. has served as our Chief Medical Officer since January 2021 and previously has served as our Acting Chief Medical Officer since October 2020 and as Executive Vice President, Clinical Sciences since August 2020. Prior to joining us, Dr. Horga served as Vice President, Pharmacovigilance and Medical Affairs at Biohaven Pharmaceuticals from October 2019 to August 2020. Prior to that, Dr. Horga served as Vice President, Global Head of Clinical Program Execution, Site Head of the Roche NY Innovation Center from July 2017 to August 2019, and as Global Head of Translational Medicine, Infectious Diseases at F. Hoffmann-La Roche from 2012 to 2016. Dr. Horga received her M.D. from the Santander School of Medicine and completed her residency in Pediatrics and a fellowship in Pediatric Infectious Diseases at the Mount Sinai School of Medicine.

(5)

John Vavricka has served as our Chief Commercial Officer since October 2018. Prior to joining us, Mr. Vavricka cofounded Biothea Pharma, Inc., a biotechnology company, in 2015, and also served as the Founder, Chief Executive Officer and President of Iroko Pharmaceuticals, Inc., a global pharmaceuticals company, from 2007 to 2015. Mr. Vavricka received his B.S. from Northwestern University.

(6)

Wayne Foster has served as our Senior Vice President, Finance and Administration since December 2019. Prior to joining us, Mr. Foster served as Vice President of Finance at Mersana Therapeutics, Inc., a biopharmaceutical company, from January 2012 to September 2019. Mr. Foster received his B.B.A. from the University of Massachusetts Amherst.

CORPORATE GOVERNANCE

General

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Documents and Charters” section under the “Corporate Governance” section of the “Investors” page of our website located at www.ateapharma.com, or by writing to our Secretary at our offices at 125 Summer Street, 16th Floor, Boston, Massachusetts 02110.

Board Composition

Our Board of Directors currently consists of seven members: Franklin Berger, Barbara Duncan, Andrew Hack, M.D., Ph.D., Bruno Lucidi, Polly A. Murphy, D.V.M., Ph.D., M.B.A., Bruce Polsky, M.D. and Jean-Pierre Sommadossi, Ph.D. As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Director Independence

Our Board has affirmatively determined that Franklin Berger, Barbara Duncan, Andrew Hack, M.D., Ph.D., Bruno Lucidi, Polly A. Murphy, D.V.M., Ph.D., M.B.A., and Bruce Polsky, M.D. each qualifies as “independent” in accordance with the listing requirements of Nasdaq. Our Board also affirmatively determined that Isaac Cheng, M.D. qualified as “independent” in accordance with the listing requirements of Nasdaq during the period in which he served on our Board. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Jean-Pierre Sommadossi, Ph.D. is not independent. There are no family relationships among any of our directors or executive officers.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. The Nominating and Corporate Governance Committee has retained director search firms to help identify and evaluate qualified director candidates. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Mr. Berger was recommended to serve on our Board by our Chief Executive Officer.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Atea Pharmaceuticals, Inc., 125 Summer Street, 16th Floor, Boston, Massachusetts 02110. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as she considers appropriate.

Communications are forwarded to the Board or individual directors, as applicable, if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, Atea Pharmaceuticals, Inc., 125 Summer Street, 16th Floor, Boston, Massachusetts 02110.

Board Leadership Structure and Role in Risk Oversight

The Company’s current Board leadership structure consists of a combined Chairman of the Board and Chief Executive Officer (Jean-Pierre Sommadossi, Ph.D.), an independent director serving as the Lead Director (Franklin Berger), and highly qualified, active independent directors. Our Board exercises its judgment in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The

Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functionality of both the Board and management and facilitating effective communication between the two. The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

Our Corporate Governance Guidelines provide that, if the Chairman of the Board is a member of management or does not otherwise qualify as independent, the independent directors of the Board may elect a Lead Director. As noted above, Franklin Berger currently serves as our Lead Director. The Lead Director’s responsibilities include, but are not limited to: presiding over all meetings of the Board of Directors at which the Chairman is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chairman of the Board. Our Corporate Governance Guidelines further provide the flexibility for our Board of Directors to modify our leadership structure in the future as it deems appropriate.

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing Board committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including business continuity risks, such as risks relating to the COVID-19 pandemic, and our Audit Committee has the responsibility to consider and discuss our major financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board of Directors is regularly informed through committee reports about such risks.

Code of Business Conduct and Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.ateapharma.com, in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page. In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Attendance by Members of the Board of Directors at Meetings

There were seven meetings of the Board of Directors during the fiscal year ended December 31, 2020. During the fiscal year ended December 31, 2020, each director attended at least 75% of the aggregate of (i) all meetings of the Board of

Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which is available on our website at www.ateapharma.com (in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page), a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Franklin Berger	X	Chairperson
Barbara Duncan	Chairperson		X
Andrew Hack, M.D., Ph.D..	X
Bruno Lucidi		X
Polly A. Murphy, D.V.M., Ph.D., M.B.A.			Chairperson
Bruce Polsky, M.D.		X	X

Audit Committee

Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating our board of directors’ oversight of our internal control over financial reporting, disclosure controls and procedures and Code of Business Conduct and Ethics;

•	discussing our risk management policies;

•	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions;

•	periodically reviewing our investment policy; and

•	preparing the audit committee report required by the SEC rules (which is included on page 13 of this proxy statement).

The Audit Committee charter is available on our website, located at www.ateapharma.com, in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page of our website. The members of the Audit Committee are Mr. Berger, Ms. Duncan and Dr. Hack. Ms. Duncan serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Berger, Ms. Duncan and Dr. Hack is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership. The Board has appointed Mr. Lucidi to the Audit Committee, effective upon the completion of the Annual Meeting, and the Board has determined that Mr. Lucidi is also independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership.

The members of our Audit Committee and Mr. Lucidi meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Ms. Duncan qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.

The Audit Committee met one time in 2020.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•	reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to the Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;

•	working with our Chief Executive Officer to evaluate our succession plans for the Chief Executive Officer and other executive officers; and

•	preparing the annual compensation committee report, to the extent required by SEC rules.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at www.ateapharma.com in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2019, the Compensation Committee engaged Radford, a subdivision of AON Consulting, Inc., a compensation consulting firm (“Radford”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss our executive and non-employee director compensation and to receive input and advice. Radford reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and has determined that Radford’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Mr. Berger, Mr. Lucidi and Dr. Polsky. Mr. Berger serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met one time during 2020.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to the Board of Directors the persons to be nominated for election as directors and to be appointed to each board committee;

•	developing and recommending to the Board of Directors corporate governance principles; and

•	overseeing a periodic evaluation of the Board of Directors.

The Nominating and Corporate Governance Committee charter is available on our website, www.ateapharma.com, in “Documents and Charters” under the “Corporate Governance” section of the “Investors” page. The members of our Nominating and Corporate Governance Committee are Ms. Duncan, Dr. Murphy and Dr. Polsky. Dr. Murphy serves as the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or to consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee did not meet in 2020.

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the 2020 Summary Compensation Table below. In 2020, our “named executive officers” and their positions were:

•	Jean-Pierre Sommadossi, Ph.D., President, Chief Executive Officer and Chairman of the Board;

•	Janet Hammond, M.D., Ph.D., Chief Development Officer;

•	Maria Arantxa Horga, M.D., Chief Medical Officer; and

•	Nathanial Brown, M.D., Former Chief Medical Officer.

2020 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Jean-Pierre Sommadossi, Ph.D.	2020	436,862	466,125	1,984,000	-	2,866,987
President, Chief Executive Officer and Chairman of the Board	2019	400,000	160,000	251,080	-	811,080
Janet Hammond, M.D., Ph.D.(4)	2020	197,115	431,203	3,302,000	100,000	4,030,318
Chief Development Officer
Maria Arantxa Horga, M.D.(5)	2020	142,564	225,000	1,781,500	-	2,149,064
Chief Medical Officer
Nathanial Brown, M.D.	2020	197,500(6)	57,000	2,257,286	85,000	2,596,784
Former Chief Medical Officer

(1)

The 2020 amounts for Drs. Sommadossi, Hammond and Horga include the discretionary annual bonus paid in recognition of 2020 performance. For additional information regarding the 2020 discretionary bonuses for the named executive officers, please see the section titled “2020 Bonuses” below. The amounts for Drs. Hammond and Horga also include signing bonuses of $149,953 and $50,000, respectively, paid in connection with their commencing employment. The amount for Dr. Brown represents a signing bonus paid in connection with his commencing employment.

(2)

The amounts represent the aggregate grant date fair value of stock options issued during the applicable year, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of these options in Note 10 to the consolidated audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. For Dr. Sommadossi, the amount includes the grant date fair value of 300,000 stock options granted to him in 2020, which he declined. For Dr. Brown, the amount also includes $1,951,000 which represents the incremental fair value attributable to a modification of his stock options. For additional information regarding the modification of Dr. Brown’s stock options, please see the section titled “Dr. Brown Release Agreement” below.

(3)	The amount for Dr. Hammond represents moving expense reimbursements. For Dr. Brown, the amount represents a lump sum cash severance payment paid in connection with his termination of employment.
(4)	Dr. Hammond joined the Company as its Chief Development Officer in August 2020.
(5)

Dr. Horga joined the Company as Executive Vice President, Clinical Sciences in August 2020, was promoted to Acting Chief Medical Officer in October 2020 and promoted to Chief Medical Officer in January 2021.

(6)

Dr. Brown served as a consultant to the Company prior to commencing employment in April 2020 and following his termination in September 2020. The amount includes consulting fees paid to Dr. Brown during 2020.

Narrative To Summary Compensation Table

2020 Salaries

The named executive officers receive a base salary to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Effective upon our IPO in November 2020, Dr. Sommadossi’s annual base salary increased from $412,000 to $565,000. Dr. Hammond commenced employment with us in August 2020 with an initial annual base salary of $500,000. Dr. Horga commenced employment with us in August 2020 with an initial annual base salary of $400,000. Dr. Brown commenced employment with us in May 2020 with an annual base salary of $400,000.

In December 2020, the Compensation Committee increased Dr. Sommadossi’s annual base salary to $650,000, Dr. Hammond’s annual base salary to $515,000 and Dr. Horga’s annual base salary to $452,000, in each case, effective January 1, 2021.

2020 Bonuses

We offer our named executive officers the opportunity to earn annual cash bonuses based on performance. Effective upon our IPO, the Board increased Dr. Sommadossi’s target annual bonus from 40% to 55% of his annual base salary. Dr. Hammond commenced employment with us in August 2020 with an initial target annual 45% of her annual base salary. Dr. Horga commenced employment with us in August 2020 with an initial target annual bonus of 35% of her annual base salary. Dr. Brown was not eligible for a 2020 annual bonus.

In December 2020, the Board evaluated the Company’s and the named executive officers’ 2020 performance and, in recognition of the Company’s and each named executive officer’s strong 2020 performance, elected to pay the cash bonuses set forth above in the 2020 Summary Compensation Table. In determining the 2020 bonuses for our named executive officers, the Board considered, among other things, the Company’s achievement of financing, organizational, business development and clinical and pre-clinical milestones and individual contributions to these achievements, in each case, with no specific weightings assigned.

In December 2020, the Board increased Dr. Sommadossi’s target annual bonus to 60% of his annual base salary and elected to maintain Dr. Hammond’s and Dr. Horga’s target annual bonuses at their 2020 levels.

Equity Compensation

Our Compensation Committee believes that our employees in a position to make substantial contributions to our long-term success deserve a significant and ongoing stake in our Company. Equity awards compensate, motivate and encourage retention of our employees by providing an opportunity for the recipients to participate in the ownership of our Company. In addition, we believe equity awards align the interests of our key employees with the interests of our stockholders.

We have historically granted stock options to our employees and certain other service providers, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options generally allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant. Please see the section titled “Outstanding Equity Awards at 2020 Fiscal Year-End” below for information regarding the stock options granted to our named executive officers in 2020.

Other Elements of Compensation

During their employment, our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, to the same extent and on the same terms as our other full-time employees generally. Drs. Hammond, Horga and Brown received signings bonus upon commencing employment with the Company. In addition, Dr. Hammond received reimbursement for moving expenses incurred in connection with accepting her position with the Company. The amounts of these payments are included in our 2020 Summary Compensation Table above.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table summarizes the outstanding equity incentive plan awards for each named executive officer as of December 31, 2020.

		Option Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Jean-Pierre Sommadossi, Ph.D.	8/3/2020 (1)	12,500	87,500	6.83	8/2/2030
	12/13/2019(2)	54,166	145,834	1.85	12/12/2029
	12/14/2018(2)	104,166	95,834	1.43	12/14/2028
	12/8/2017	385,000	-	1.53	12/8/2027
	12/9/2016	300,000	-	1.24	12/9/2026

Janet Hammond, M.D., Ph.D	8/20/2020(3)	-	650,000	6.84	8/19/2030

Maria Arantxa Horga, M.D.	8/24/2020(4)	-	350,000	6.85	8/25/2030

Nathanial Brown, M.D.	4/30/2020	283,861	-	1.57	3/14/2022
	9/20/2019	25,000	-	1.43	3/14/2022
	4/6/2018	50,000	-	1.53	3/14/2022

(1)	The option vests in 48 equal monthly installments beginning July 31 of the year of grant, subject to continued employment through each applicable vesting date.
(2)	The option vests in 48 equal monthly installments beginning December 31 of the year of grant, subject to continued employment through each applicable vesting date.
(3)

The option was vested as to 185,000 shares on the date of grant and the remaining portion of the option vests in 36 equal monthly installments beginning December 31 of the year of grant, subject to continued employment through each applicable vesting date.

(4)

The option was vested as to 75,000 shares on the date of grant and the remaining portion of the option vests in 36 equal monthly installments beginning December 31 of the year of grant, subject to continued employment through each applicable vesting date.

(5)	The option vests in as to 25% of the underlying shares on August 10, 2021 and in 36 equal monthly installments thereafter, subject to continued employment through each applicable vesting date.
(6)	The option vests in as to 25% of the underlying shares on August 24, 2021 and in 36 equal monthly installments thereafter, subject to continued employment through each applicable vesting date.

Executive Compensation Arrangements

Employment Agreements

We have entered into employment agreements with Drs. Sommadossi, Hammond and Horga that became effective on the date of our IPO.

Under the employment agreements, if we terminate a named executive officer’s employment without “cause” or the named executive officer resigns for “good reason” (as defined below) other than in connection with a change in control of the Company, subject to the named executive officer’s execution and non-revocation of a separation agreement and release with the Company and compliance with restrictive covenants contained therein, the named executive officer will be entitled to receive (i) continued payment of the named executive officer’s base salary for 18 months for

Dr. Sommadossi or 12 months for Drs. Hammond and Horga, (ii) any unpaid bonus earned for the year prior to the year of termination and (iii) direct payment of or reimbursement for COBRA premiums, less the amount the named executive officer would have paid for coverage as an active employee, for up to 18 months for Dr. Sommadossi or 12 months for Drs. Hammond and Horga. If such a qualifying termination occurs, for Dr. Sommadossi, during the 3-month period prior to the date of a change in control of the Company or, for Drs. Sommadossi, Hammond or Horga, on or within 12 months following the date of a change in control of the Company, subject to the named executive officer’s execution and non-revocation of a separation agreement and release with the Company and compliance with restrictive covenants contained therein, the named executive officer will be entitled to receive, in lieu of the payments and benefits described above, (a) continued payment of the named executive officer’s base salary for 24 months for Dr. Sommadossi or 18 months for Drs. Hammond and Horga, (b) any unpaid bonus earned for the year prior to the year of termination, a prorated portion of the named executive officer’s target annual bonus for the year of termination and a payment equal to 2.0 times for Dr. Sommadossi or 1.5 times for Drs. Hammond and Horga the named executive officer’s target annual bonus for the year of termination, (c) direct payment of or reimbursement for COBRA premiums, less the amount the named executive officer would have paid for coverage as an active employee, for up to 24 months for Dr. Sommadossi or 18 months for Drs. Hammond and Horga, and (d) all unvested equity or equity-based awards that vest solely based on the named executive officer’s continued employment or service with the Company will accelerate and vest in respect of 100% of the shares subject thereto.

Under the employment agreements, “cause” means, subject to notice and cure rights, a named executive officer’s (i) refusal to substantially perform the duties or carry out the reasonable and lawful instructions of the Board, (ii) breach of a material provision of the employment agreement, (iii) conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude, (iv) unlawful use (including being under the influence) or possession of illegal drugs on the Company’s (or any of its affiliate’s) premises or while performing his or her duties and responsibilities under the employment agreement or (v) act of fraud, embezzlement, misappropriation, willful misconduct, or breach of fiduciary duty against the Company or any of its affiliates.

Under the employment agreements, “good reason” means, subject to notice and cure rights, (i) a reduction in annual base salary or target annual bonus, (ii) a material decrease in authority or areas of responsibility, (iii) the relocation of the named executive officer’s primary office to a location more than twenty-five (25) miles from the named executive officer’s primary office as of the date of our IPO or (iv) the Company’s breach of a material provision of the employment agreement.

Dr. Brown Release Agreement

We entered into a release agreement with Dr. Brown in connection with his termination of employment on September 14, 2020. Under the release agreement, as consideration for a release of claims in favor of the Company, we provided Dr. Brown with (i) a cash lump sum severance payment equal to $85,000, (ii) accelerated vesting of all of Dr. Brown’s outstanding stock options and (iii) an extension of the exercise period of all outstanding stock options held by Dr. Brown until March 14, 2022.    Following his employment termination, Dr. Brown was retained by the Company as a consultant until January 2021.

Director Compensation

Effective on our IPO, we adopted and, prior to commencing the IPO, our stockholders approved, a compensation program for our non-employee directors under which each non-employee director receives the following amounts for their services on our Board:

•	an option to purchase 80,000 shares of our common stock upon the director’s initial election or appointment to our Board that occurs after our IPO,

•

if the director has served on our Board for at least six months as of the date of an annual meeting of stockholders, an option to purchase 40,000 shares of our common stock on the date of the annual meeting,

•	an annual director fee of $40,000, and

•	if the director serves on a committee of our Board or in the other capacities stated below, an additional annual fee as follows:

•	chairman of the Board or lead independent director, $15,000,

•	chairperson of the audit committee, $15,000,

•	audit committee member other than the chairman, $7,500,

•	chairperson of the compensation committee, $12,000,

•	compensation committee member other than the chairman, $6,000,

•	chairperson of the nominating and corporate governance committee, $8,000, and

•	nominating and corporate governance committee member other than the chairman, $4,000.

Options granted to our non-employee directors under the program have an exercise price equal to the fair market value of our common stock on the date of grant and expire not later than ten years after the date of grant. The options granted upon a director’s initial election or appointment vest in 36 substantially equal monthly installments following the date of grant, subject to the non-employee director’s continuous service on the Board through each such vesting date. The options granted annually to directors vest in equal monthly installments following the date of grant, such that the award will be fully vested on the first anniversary of the date of grant, subject to the non-employee director’s continuous service on the Board through each such vesting date. In addition, all unvested options vest in full upon the occurrence of a change in control.

Director fees under the program are payable in arrears in four equal quarterly installments not later than the fifteenth day following the final day of each calendar quarter, provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving as a non-employee director on our Board and no fee is payable in respect of any period prior to the effective date of our IPO.

In August 2020, in connection with Dr. Murphy’s appointment, our board of directors granted Dr. Murphy an option to purchase 80,000 shares. The option has a per share exercise price of $6.84, which our board of directors determined to be the per share fair market value of our common stock on the date of grant, and vests in 36 substantially equal monthly installments following Dr. Murphy’s appointment to our board of directors.

In addition, effective on the effective date of the registration statement for our initial public offering, our board of directors granted options to purchase 80,000 shares to each of Mr. Berger, Dr. Cheng, Dr. Hack, Mr. Lucidi, Dr. Polsky and Ms. Duncan. The options have a per share exercise price equal to the initial public offering price per share of our common stock and vest in 36 substantially equal monthly installments occurring upon such individual’s completion of each full month of service as a member of the board of directors following the effective date of grant, subject to full accelerated vesting upon the occurrence of a change in control.

Dr. Sommadossi is a member of our board of directors but does not receive additional compensation for this service. Refer to “Executive Compensation” above for additional information regarding the compensation earned by Dr. Sommadossi in 2020.

2020 Director Compensation Table

The following table provides information concerning the compensation of each non-employee director who served on our Board during the year ended December 31, 2020. We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our Board and committee meetings.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Franklin Berger	12,858	1,396,000	-	1,408,858
Grigory Borisenko, Ph.D(2).	-	-	-	-
Bihua Chen(2)	-	-	-	-
Isaac Cheng, M.D.	6,904	1,396,000	-	1,402,904
Bruno Lucidi	7,939	1,396,000	-	1,403,939
Bruce Polsky, M.D.	8,630	1,396,000	-	1,404,630
Barbara Duncan(3)	10,183	1,396,000	-	1,406,183
Andrew A.F. Hack, M.D., Ph.D.	8,198	1,396,000	-	1,404,198
Polly A. Murphy, D.V.M., Ph.D., M.B.A. (4)	8,284	406,400	-	414,684

(1)

Amount reflects the full grant-date fair value of stock options granted during 2020 computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of the option awards in Note 10 to the consolidated audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(2)	Dr. Borisenko and Ms. Chen resigned from our board of directors in October 2020.
(3)	Ms. Duncan joined our board of directors in October 2020.
(4)	Dr. Murphy joined our board of directors in August 2020.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2020 by each non-employee director who was serving as of December 31, 2020. None of these individuals held unvested stock awards as of December 31, 2020.

Name	Options Outstanding at Fiscal Year End
Franklin Berger	111,253
Grigory Borisenko, Ph.D.	-
Bihua Chen	-
Isaac Cheng, M.D.	80,000
Bruno Lucidi	205,000
Bruce Polsky, M.D.	205,000
Barbara Duncan	80,000
Andrew A.F. Hack, M.D., Ph.D.	80,000
Polly A. Murphy, D.V.M., Ph.D., M.B.A.	80,000

Securities Authorized for Issuance under Equity Compensation Plans

Plan Category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(4)
Equity compensation plans approved by security holders (1)	7,917,783(2)	$6.68(3)	7,059,000
Equity compensation plans not approved by security holders	-	-	-

Total	7,917,783	$6.68	7,059,000

(1)

Consists of the Atea Pharmaceuticals, Inc. 2013 Equity Incentive Plan, as amended (the “Prior Plan”), the 2020 Atea Pharmaceuticals, Inc. Incentive Award Plan (the “2020 Plan”) and the 2020 Employee Stock Purchase Plan (the “ESPP”).

(2)	Includes 6,872,783 outstanding options to purchase stock under the Prior Plan and 1,045,000 outstanding options to purchase stock under the 2020 Plan.

(3)

As of December 31, 2020, the weighted-average exercise price of outstanding options under the Prior Plan was $3.65 and the weighted-average exercise price of outstanding options under the 2020 Plan was $26.24.

(4)

Includes 7,059,000 shares available for future issuance under the 2020 Plan and 1,187,000 shares available for issuance under the ESPP. Subsequent to the effectiveness of the 2020 Plan, no further grants are made under the Prior Plan. The 2020 Plan provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2021 and ending on and including January 1, 2030, by an amount equal to the lesser of (i) 5% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by our board of directors (but no more than 55,468,000 shares may be issued upon the exercise of incentive stock options). The ESPP provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2021 and ending on and including January 1, 2030, by an amount equal to the lesser of (i) 1% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as is determined by our board of directors, provided that no more than 10,696,000 shares of our common stock may be issued under the ESPP. As of the date of this proxy statement, we have not commenced offering periods under the ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 23, 2021, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 82,736,937 shares of common stock outstanding as of April 23, 2021. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 23, 2021 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is 125 Summer Street, 16th Floor, Boston, Massachusetts 02110. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
FMR LLC (1)	8,586,035	10.4%
Morningside Venture Investments Ltd (2)	6,634,956	8.0%
Cormorant Asset Management, LP (3)	6,411,355	7.7%
JPM Partners LLC (4)	5,925,000	7.2%
Entities affiliated with Bain Capital Life Sciences Investors, LLC (5)	5,615,659	6.8%
RA Capital Management, L.P. (6)	5,368,451	6.4%
Named Executive Officers and Directors
Jean-Pierre Sommadossi, Ph.D. (4)(7))	6,886,249	8.2%
Janet Hammond, M.D., Ph.D. (8)	13,337	*
Maria Arantxa Horga, M.D. (9)	12,125	*
Nathaniel Brown (10)	58,861	*
Franklin Berger (11)	860,577	1.0%
Barbara Duncan (12)	15,555	*
Andrew Hack, M.D., Ph.D. (13)	15,555	*
Bruno Lucidi (14)	190,555	*
Polly A. Murphy, D.V.M., Ph.D., M.B.A. (15)	33,517	*
Bruce Polsky, M.D. (16)	190,555	*
All executive officers and directors as a group (13 persons) (17)	15,095,484	18.4%

*	Less than one percent.

(1)

Based solely on a Schedule 13G/A filed with the SEC on March 10, 2021. Represents 3,132,794 shares of our common stock over which FMR LLC has sole voting power and 8,586,035 shares of our common stock over which FMR LLC has sole dispositive power. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by

Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of the principal business office of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(2)

Based solely on a Schedule 13G filed with the SEC on February 16, 2021. Represents 6,634,956 shares of our common stock over which Morningside Venture Investments Ltd (“Morningside”), Frances Anne Elizabeth Richard, Cheung Ka Ho, Jill Marie Franklin and Peter Stuart Allenby Edwards (together, the “Morningside Reporting Persons”) each has shared voting and dispositive power. Morningside directly and beneficially owns the shares and Frances Anne Elizabeth Richard, Cheung Ka Ho, Jill Marie Franklin and Peter Stuart Allenby Edwards are each directors of Morningside. The address of the principal business office of the Morningside Reporting Persons is c/o THC Management Services S.A.M., 2nd Floor, Le Prince De Galles, 3-5 Avenue Des Citronniers, MC 98000, Monaco with copies to Rosemary G. Reilly, Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

(3)

Based solely on a Schedule 13G/A filed with the SEC on February 16, 2021. Represents 2,043,170 shares of our common stock over which over which Cormorant Global Healthcare Master Fund, LP (the “Master Fund”) and Cormorant Global Healthcare GP, LLC have shared voting and dispositive power, 3,106,168 shares of our common stock over which Cormorant Private Healthcare Fund I, LP (“Fund I”) and Cormorant Private Healthcare GP, LLC have shared voting and dispositive power, 912,612 shares of our common stock over which Cormorant Private Healthcare Fund II, LP (“Fund II”) and Cormorant Private Healthcare GP II, LLC have shared voting and dispositive power, and 6,411,355 shares of our common stock over which Cormorant Asset Management, LP and Bihua Chen have shared voting and dispositive power (the “Cormorant Group”). Shares reported herein for Cormorant Asset Management, LP represent shares which are beneficially owned by Master Fund, Fund I and Fund II, as reported herein, and a managed account (the “Account”). Cormorant Global Healthcare GP, LLC, Cormorant Private Healthcare GP, LLC and Cormorant Private Healthcare GP II, LLC serve as the general partners of the Master Fund, Fund I and Fund II, respectively. Cormorant Asset Management, LP serves as the investment manager to the Master Fund, Fund I, Fund II and the Account. Bihua Chen serves as the managing member of Cormorant Global Healthcare GP, LLC, Cormorant Private Healthcare GP, LLC, Cormorant Private Healthcare GP II, LLC and the general partner of Cormorant Asset Management, LP. The address of the principal business office of the Cormorant Group is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.

(4)

Based solely on a Schedule 13G filed with the SEC on February 10, 2021. Represents 5,925,000 shares of our common stock over which JPM Partners LLC has shared voting and dispositive power. Dr. Sommadossi is the manager of JPM Partners LLC and may be deemed to share beneficial ownership of the securities held by JPM Partner LLC. The business address of JPM Partners LLC is 2 Avery Street #21E, Boston, MA 02111. The business address of Jean-Pierre Sommadossi is 125 Summer Street, Boston, MA 02110.

(5)

Based solely on a Schedule 13D filed with the SEC on November 12, 2020. Represents 4,783,102 shares of our common stock held by Bain Capital Life Sciences Fund II, L.P. (“BCLS II”), 582,557 shares of our common stock held by BCIP Life Sciences Associates, LP (“BCIPLS”) and 250,000 shares of our common stock held by BCLS II Investco, LP (“BCLS II Investco” and together with BCLS II and BCIPLS, the “Bain Capital Life Sciences Reporting Persons”). BCLS II is the managing member of the general partner of BCLS II Investco. Bain Capital Life Sciences Investors, LLC (“BCLSI”), whose managers are Jeffrey Schwartz and Adam Koppel, is the manager of the general partner of BCLS II and governs the investment strategy and decision-making process with respect to investments held by BCIPLS. As a result, each of BCLSI, Mr. Schwartz and Dr. Koppel may be deemed to share voting and dispositive power over the shares held by the Bain Capital Life Sciences Reporting Persons. The principal business address of the Bain Capital Life Sciences Reporting Persons is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116.

(6)	Based solely on a Schedule 13G filed with the SEC on February 16, 2021. Represents 5,368,451 shares of our common stock over which RA Capital Management, L.P., Peter Kolchinsky and Rajeev Shah

(collectively, the “RA Capital Reporting Persons”) have shared voting and dispositive power. RA Capital Healthcare Fund, L.P. (the “Fund”) directly holds 3,754,269 shares of our common stock. RA Capital Nexus Fund, L.P. (the “Nexus Fund”) holds 1,173,234 shares of our common stock. A separately managed account (the “Account”) holds 440,948 shares of our common stock. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund and RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund, the Nexus Fund, and the Account and may be deemed to beneficially own the shares. The Fund and the Nexus Fund have delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s and the Nexus Fund’s portfolios, including the shares of the common stock reported herein. The business address of the RA Capital Reporting Persons is 200 Berkeley Street, 18th Floor, Boston MA 02116.

(7)	In addition to the shares referenced in footnote (4) above, includes 961,249 shares of common stock underlying stock options exercisable within 60 days of April 23, 2021.
(8)	Consists of 13,337 shares of common stock underlying stock options exercisable within 60 days of April 23, 2021.
(9)	Consists of 12,125 shares of common stock underlying stock options exercisable within 60 days of April 23, 2021.
(10)	Consists of 58,861 shares of common stock underlying stock options exercisable within 60 days of April 23, 2021.
(11)	Consists of (i) 820,019 shares of common stock and (ii) 40,558 shares of common stock underlying stock options exercisable within 60 days of April 23, 2021.
(12)	Consists of 15,555 shares of common stock underlying stock options exercisable within 60 days of April 23, 2021.
(13)

Consists of 15,555 shares of common stock underlying stock options exercisable within 60 days of April 23, 2021. Does not include the shares of common stock held by the Bain Capital Life Sciences Reporting Persons referenced in footnote (5) above. Dr. Hack is a Managing Director of BCLSI. As a result, by virtue of the relationships described in footnote (5) above, Dr. Hack may be deemed to share beneficial ownership of such securities held by the Bain Capital Life Sciences Reporting Persons. The address of Dr. Hack is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116.

(14)	Consists of (i) 50,000 shares of common stock and (ii) 140,555 shares of common stock underlying stock options exercisable within 60 days of April 23, 2021.
(15)

Consists of (i) 11,295 shares of common stock held by the Marc & Polly Murphy Revocable Family Trust dated March 13, 2002 and (ii) 22,222 shares of common stock underlying stock options exercisable within 60 days of April 23, 2021.

(16)	Consists of (i) 50,000 shares of common stock and (ii) 140,555 shares of common stock underlying stock options exercisable within 60 days of April 23, 2021.
(17)	Consists of (i) 13,187,485 shares of common stock and (ii) 1,966,860 shares of common stock underlying stock options exercisable within 60 days of April 23, 2021.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our finance team is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2020, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” Any transactions entered into subsequent to the adoption of our Related Person Transaction Policy will be approved consistent with such policy.

Preferred Stock Financings

Series D Preferred Stock Financing. In May 2020, we issued and sold to investors in a private placement an aggregate of 15,313,382 shares of our Series D convertible preferred stock at a purchase price of $7.02 per share, for gross proceeds of $107.5 million.

Series D-1 Preferred Stock Financing. In October 2020, we issued and sold to investors in a private placement an aggregate of 8,973,261 shares of our Series D-1 convertible preferred stock at a purchase price of $11.98 per share, for gross proceeds of $107.5 million.

The following table sets forth the aggregate number of shares of our capital stock acquired by beneficial owners of more than 5% of our capital stock in the financing transactions described above. Each share of our Series D preferred stock identified in the following table converted into one share of common stock immediately prior to the closing of our IPO.

Participants	Series D Preferred Stock	Series D-1 Preferred Stock
5% or Greater Stockholders(1)
Bain Capital Life Sciences Fund II, L.P.	3,015,872	1,767,230
BCIP Life Sciences Associates, LP	367,318	215,239
Cormorant Private Healthcare Fund II L.P.	575,427	337,185
Cormorant Global Healthcare Master Fund, LP	136,823	80,175
Morningside Venture Investments Limited	1,068,376	626,043
Ally Bridge MedAlpha Master Fund(2)	569,800	333,888
9W Investment Fund I LP(3)	21,367	12,519
Directors
Franklin Berger	64,102	35,474
Polly Murphy, D.V.M., Ph.D., M.B.A.	7,122	4,173

(1)	Additional details regarding certain of these stockholders and their equity holdings are provided under the caption “Security Ownership of Certain Beneficial Owners and Management.”
(2)	Ally Bridge MedAlpha Master Fund is an entity affiliated with ABG-ATEAB Limited, an entity that held 5% or more of the Company’s common stock at the time of the transaction.
(3)	9W Investment Fund I LP held 5% or more of the Company’s common stock at the time of the transaction.

Some of our current and former directors are associated with our 5% or greater stockholders as indicated in the table below:

Director	Principal Stockholder
Bihua Chen	Cormorant Private Healthcare Fund II L.P. Cormorant Global Healthcare Master Fund, LP
Andrew Hack, M.D., Ph.D.	Bain Capital Life Sciences Fund II, L.P. BCIP Life Sciences Associates, LP
BCLS II Investco, LP
Isaac Cheng, M.D.	Morningside Venture Investments Limited

Participation in Our Initial Public Offering

In connection with our IPO consummated in November 2020, certain of our existing stockholders and members of our Board of Directors purchased shares of our common stock from the underwriters at the public offering price of $24.00 per share, and on the same terms as other investors in our IPO. The following table summarizes purchases of shares of our common stock in our IPO by holders of more than 5% of our capital stock and certain members of our Board of Directors and an entity affiliated with a member of our Board of Directors.

Participants	Shares Purchased
Greater than 5% Stockholders
Entities affiliated with Cormorant Asset Management, LP	475,000
Entities affiliated with Bain Capital Life Sciences Investors, LLC	250,000
Entities affiliated with Ally Bridge MedAlpha Master Fund(1)	225,000
Entities affiliated with Morningside Venture Investments Limited	150,000
Directors
Franklin Berger	41,666

(1)	Ally Bridge MedAlpha Master Fund is an entity affiliated with ABG-ATEAB Limited, an entity that held 5% or more of the Company’s capital stock at the time of the transaction.

Stockholders Agreement

We entered into to a Fourth Amended and Restated Stockholders Agreement (the “Stockholders Agreement”) on May 19, 2020, by and among us and certain of our stockholders, pursuant to which the following directors were designated to serve as members on our Board of Directors: Dr. Sommadossi, Mr. Berger, Dr. Hack, Mr. Lucidi, Dr. Murphy and Dr. Polsky. The Stockholders Agreement terminated in connection with our IPO, however certain registration rights survived the termination.

Form S-1 Registration Rights

If at any time beginning 180 days after the closing date of our IPO, the holders of a majority of registrable securities request in writing that we effect a registration with respect to all or part of such registrable securities then outstanding and having an anticipated gross aggregate offering price that would exceed $15,000,000, we may be required to register their shares; provided, however, that we will not be required to effect such a registration if, within any twelve month period, we have already effected two registrations on Form S-1 for the holders of registrable securities. If the holders requesting registration intend to distribute their shares by means of an underwriting, the managing underwriter of such offering will have the right to limit the numbers of shares to be underwritten for reasons related to the marketing of the shares.

Piggyback Registration Rights

If at any time after our IPO, we propose to register any shares of our common stock under the Securities Act of 1933, as amended (the “Securities Act”), subject to certain exceptions, the holders of registrable securities will be entitled to notice of the registration and to include their shares of registrable securities in the registration. If our proposed registration involves an underwriting, the managing underwriter of such offering will have the right to limit the number of shares to be underwritten for reasons related to the marketing of the shares.

Form S-3 Registration Rights

If, at any time after we become entitled under the Securities Act to register our shares on a registration statement on Form S-3, the holders of at least 30% of the then outstanding registrable securities request in writing that we effect a registration with respect to registrable securities at an aggregate price to the public in the offering of at least $5,000,000, we will be required to effect such registration; provided, however, that we will not be required to effect such a registration if, within any twelve month period, we have already effected two registrations on Form S-3 for the holders of registrable securities.

Expenses and Indemnification

Ordinarily, other than underwriting discounts and commissions and subject to certain exceptions, we will be required to pay all expenses incurred by us related to any registration effected pursuant to the exercise of these registration rights. These expenses may include all registration and filing fees, printing expenses, fees and disbursements of our counsel, reasonable fees and disbursements, not to exceed $20,000, of a counsel for the selling security holders and blue sky fees and expenses. Additionally, we have agreed to indemnify selling stockholders for damages, and any legal or other expenses reasonably incurred, arising from or based upon any untrue statement of a material fact contained in any registration statement, an omission or alleged omission to state a material fact in any registration statement or necessary to make the statements therein not misleading, or any violation or alleged violation by the indemnifying party of securities laws, subject to certain exceptions.

Termination of Registration Rights

The registration rights terminate upon the earliest to occur of three years after the effective date of the registration statement for our IPO, the closing of a deemed liquidation event, or such time as Rule 144 or another exemption under the Securities Act is available for the sale of all of the registrable securities without limitation during a three month period without registration.

Director and Officer Indemnification and Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 125 Summer Street, 16th Floor, Boston, Massachusetts 02110 in writing not later than January 3, 2022.

Stockholders intending to present a proposal at the 2022 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2022 Annual Meeting of Stockholders no earlier than February 18, 2022 and no later than March 20, 2022. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2022 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 18, 2022, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2022 Annual Meeting and not later than the close of business on the 90th day prior to the 2022 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2020, Franklin Berger, Bruno Lucidi and Bruce Polsky, M.D. served as members of our Compensation Committee. To our knowledge, no member of our Compensation Committee during the fiscal year ended December 31, 2020 is or has been an officer or employee of our Company and none of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity that had an executive officer who served as a director on our Board or as a member of our Compensation Committee during the fiscal year ended December 31, 2020.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

ATEA’S ANNUAL REPORT ON FORM 10-K

A copy of Atea’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 23, 2021 without charge upon written request addressed to:

Atea Pharmaceuticals, Inc.

Attention: Secretary

125 Summer Street, 16th Floor

Boston, Massachusetts 02110

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 at www.ateapharma.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Andrea Corcoran

Chief Financial Officer, Executive Vice President, Legal and Secretary

Boston, Massachusetts

April 29, 2021

ATEA PHARMACEUTICALS, INC. 125 SUMMER STREET BOSTON, MA 02110 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 17, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AVIR2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 17, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D53304-P55002 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ATEA PHARMACEUTICALS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Class I Directors Nominees: 01) Jean-Pierre Sommadossi, Ph.D. 02) Franklin Berger For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D53305-P55002 ATEA PHARMACEUTICALS, INC. Annual Meeting of Stockholders June 18, 2021 9:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Andrea J. Corcoran and Jean-Pierre Sommadossi, Ph.D. or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of ATEA PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 18, 2021, at WWW.VIRTUALSHAREHOLDERMEETING.COM/AVIR2021, and any continuation, adjournment or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side